UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 15, 2021

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On April 15, 2021, VerifyMe, Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report, regarding the proposed initial public offering of units of G3 VRM Acquisition Corp., a special purpose acquisition company being co-sponsored by the Company (“G3 VRM Acquisition”). G3 VRM Acquisition is directly owned by G3 VRM Holdings LLC, a Delaware limited liability company (“G3 VRM Holdings”) and the Company is a member of G3 VRM Holdings. Under the current terms of the co-sponsorship arrangement and proposed public offering, the Company will fund half of the expenses of G3 VRM Acquisition until consummation of an initial business combination, the Company has committed to contribute an amount currently expected to be approximately $2,500,000 (or approximately $2,700,000 if the over-allotment option is exercised in full) to G3 VRM Holdings to purchase private placement warrants upon the pricing of the G3 VRM Acquisition initial public offering, and (after allocations for management and independent directors and subject to exercise of the underwriter over-allotment option and other factors) the Company expects to have an approximately 43% indirect pecuniary interest in the founder shares and private placement warrants following the offering.

A registration statement relating to the securities of G3 VRM Acquisition has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. When available, copies of the prospectus related to the proposed initial offering by G3 VRM Acquisition may be obtained for free by visiting Edgar on the SEC’s website at www.sec.gov or from Maxim Group LLC, 405 Lexington Avenue, 2nd Floor, New York, NY 10174, at (212) 895-3745.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	VerifyMe, Inc. Press Release dated April 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: April 15, 2021	By:	/s/ Patrick White
Patrick White
President and Chief Executive Officer